STANDBY GENERAL PARTNER AGREEMENT

Relating to
M.R.H., L.P.

    THIS STANDBY GENERAL PARTNER AGREEMENT (the "Agreement") is entered into as of January 1, 1997 (the "Effective Date") by and among JEFFREY E. SMITH of Columbia, Missouri ("Smith"); BOSTON CAPITAL TAX CREDIT FUND IV L.P., specifically Series 25 thereof, a Delaware limited partnership (the "Investment Limited Partner"); and BCTC94, INC., a Delaware corporation (the "Special Limited Partner"). This Agreement is entered into in connection with the investment by the Investment Limited Partner and the Special Limited Partner in M.R.H., L.P., a Missouri limited partnership (the "Operating Partnership").

RECITALS

    WHEREAS, the Investment Limited Partner and the Special Limited Partner have been admitted to the Operating Partnership as Limited Partners pursuant to the terms and provisions of the Amended and Restated Limited Partnership Agreement of the Operating Partnership dated January 1, 1997 (the "Operating Partnership Agreement");

    WHEREAS, the Operating Partnership owns a 48-unit residential care facility apartment complex in St. Louis, Missouri known as The Mary Ryder Home (the "Apartment Complex");

    WHEREAS, Mary Ryder Home, a Missouri not for profit corporation (the "General Partner") is the current general partner of the Operating Partnership;

    WHEREAS, the Investment Limited Partner and the Special Limited Partner shall have the right, subject to prior Agency and Lender approval if required, to remove the General Partner or any successor thereto as general partner of the Operating Partnership under certain circumstances, as described in Section 4.5 of the Operating Partnership Agreement, and to replace the General Partner with a new general partner of the Operating Partnership (the "Replacement General Partner");

    WHEREAS, the Investment Limited Partner and the Special Limited Partner are desirous of engaging on a standby basis a Missouri-based individual or entity with real estate operating experience with properties similar generating Tax Credits such as the Apartment Complex which can be appointed at the discretion of the Investment Limited Partner and/or the Special Limited Partner as the Replacement General Partner in the event the General Partner is removed as general partner of the Operating Partnership pursuant to Section 4.5 of the Operating Partnership Agreement;

    WHEREAS, Smith is a Missouri resident with significant real estate operating experience who is also familiar with the Apartment Complex, the multi-family housing market in the St. Louis, Missouri area, and the terms and provisions of the Operating Partnership Agreement;

    WHEREAS, Smith is willing to stand by and in the event the General Partner is removed as the general partner of the Operating Partnership pursuant to Section 4.5 of the Operating Partnership Agreement, subject to Smith's due diligence review at the time of such removal, to either
(i) be admitted to the Operating Partnership as the Replacement General Partner or (ii) cause an Affiliate of his (which Affiliate must be approved in advance by either the Investment Limited Partner or the Special Limited Partner) to be admitted to the Operating Partnership as the Replacement General Partner if he or his designee is paid a fee of $142,998 (the "Standby General Partner Fee") in two (2) equal installments (the "Installments") of $71,499, which Installments correspond to and will be due and payable at the same time as the First and Second Installments of Capital Contribution of the Investment Limited Partner are paid to the Operating Partnership; and

    WHEREAS, the Investment Limited Partner is willing to pay to Smith or his designee the Standby General Partner Fee in Installments as noted above as part of its investment attributable to the Operating
Partnership.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:

    1. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Operating Partnership
Agreement.

    2. Subject to the receipt of the Standby General Partner Fee in Installments as set forth herein, Smith hereby agrees that he or an Affiliate approved by the Investment Limited Partner or the Special Limited Partner will serve as Replacement General Partner of the Operating Partnership in accordance with the terms and provisions of the Operating Partnership Agreement if so appointed by the Investment Limited Partner and/or the Special Limited Partner in the event of the removal of the General Partner as the general partner of the Operating Partnership pursuant to Section 4.5 of the Operating Partnership Agreement and subject to Smith's due diligence review at the time of such removal.

    3.   Each of the Investment Limited Partner and the Special
Limited Partner shall have the right to appoint Smith or an Affiliate thereof properly designated by Smith and approved in advance by the Investment Limited Partner or the Special Limited Partner as the Replacement General Partner in the event of removal of the General Partner as the general partner of the Operating Partnership pursuant to
Section 4.5 of the Operating Partnership Agreement, subject to the Operating Partnership satisfying the requirements of Smith's due diligence review at the time of such removal; provided, however, that this Agreement does not obligate the Investment Limited Partner and/or the Special Limited Partner to appoint Smith or any such Affiliate as the Replacement General Partner in the event the General Partner is so removed.

    4. The Investment Limited Partner hereby agrees to pay the Standby General Partner Fee to Smith or his designee in two equal Installments of $71,499 each at the same time as the First and Second Installments of Capital Contribution of the Investment Limited Partner are paid to the Operating Partnership as part of its investment attributable to the Operating Partnership.

    5. Smith hereby represents that he has the power and authority to enter into and perform the activities contemplated by this Agreement.

    6. The Investment Limited Partner hereby represents that it is a limited partnership which is duly formed and validly existing under the laws of the State of Delaware and which has the power and authority to enter into and perform the activities contemplated by this Agreement.

    7. The Special Limited Partner hereby represents that it is a corporation which is duly organized, validly existing and in good standing under the laws of the State of Delaware and which has the power and authority to enter into and perform the activities contemplated by this Agreement.

    8. This Agreement may be executed in multiple counterparts all of which shall constitute one and the same instrument.

    9. This Agreement shall terminate on the date which is 40 years from the date upon which the Apartment Complex is placed in service by the Operating Partnership, unless sooner terminated by agreement of all parties hereto.

    10. Except as otherwise stated herein, this Agreement contains the entire agreement of the parties with respect to the subject matter hereof.

    11. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts to be performed wholly therein, without giving effect to any conflicts of law principles or cases.



    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

    BOSTON CAPITAL TAX
      CREDIT FUND IV L.P. (SERIES 25)
   /s/Pat Bess
   PAT BESS, ATTORNEY-IN-FACT
   FOR JEFFREY E. SMITH

By: Boston Capital Associates IV L.P.,
              its general partner

              By:  C&M Associates
                   d/b/a Boston Capital
                   Associates,
                   its general partner

                   By:/s/Bonnie Kate Fox
                        Bonnie Kate Fox,
                        Attorney-In-Fact for
                             John P. Manning,    Partner

         BCTC94, Inc.


         By:/s/Bonnie Kate Fox
         Bonnie Kate Fox, Attorney-In-
         Fact for John P. Manning,     President

STATE OF MISSOURI  )
                             ) SS.
COUNTY OF BOONE    )

    BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named Pat Bess, known to me to be the Attorney-In-Fact for Jeffrey E. Smith and the person who executed the foregoing instrument and, being duly sworn, acknowledged that the statements therein are true and that she did sign the same as her free act and deed and as the free act and deed of Jeffrey E. Smith.

    WITNESS my hand and official seal this 30th day of January, 1997.


__________________________________
                                        Notary Public
                                   __________________________________
     Name (Printed)

     My Commission Expires:___________


COMMONWEALTH OF MASSACHUSETTS    )
                             ) SS.
COUNTY OF SUFFOLK                 )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Bonnie Kate Fox, known to me to be the Attorney-In-Fact for John P. Manning, a Partner of C&M Associates d/b/a Boston Capital Associates, the general partner of Boston Capital Associates IV L.P., which is the general partner of Boston Capital Tax Credit Fund IV L.P., who, being duly sworn, acknowledged that she did sign the foregoing instrument, that the statements therein contained are true and that the same is the duly authorized free act and deed of Boston Capital Tax Credit Fund IV L.P.

    WITNESS my hand and official seal this 30th day of January, 1997.

    __________________________________
                             Notary Public

                                  __________________________________
                              Name (Printed)

    My Commission Expires:___________



COMMONWEALTH OF MASSACHUSETTS  )
         )  SS.
COUNTY OF SUFFOLK       )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Bonnie Kate Fox, known to me to be the Attorney-In-Fact for John P. Manning, the President of BCTC94, Inc., who, being duly sworn, acknowledged that she did sign the foregoing instrument, that the statements therein contained are true and that the same is the duly authorized act and deed of BCTC94, Inc.

    WITNESS my hand and seal this 30th day of January, 1997.


    __________________________________
                             Notary Public

                                  __________________________________
                              Name (Printed)

    My Commission Expires:___________